Exhibit 10.2

Private and Confidential

Date 30th December 2015

IRIS SHIPPING CORPORATION

and

JASMINE SHIPPING CORPORATION

as Borrowers

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Lender

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Agent, Account Bank and Security Trustee

THIRD

SUPPLEMENTAL AGREEMENT

in relation to a Loan Agreement

dated 20 December 2013 (as amended by a letter dated 13 May 2015 and a second supplemental agreement dated 3 December 2015)

for a term loan facility of up to USD22,500,000

INCE & CO

PIRAEUS

Index

Clause		Page No

1	INTERPRETATION	1

2	AGREEMENT OF THE BANKS	2

3	CONDITIONS PRECEDENT	3

4	REPRESENTATIONS AND WARRANTIES	3

5	AMENDMENTS TO LOAN AGREEMENT AND OTHER SECURITY DOCUMENTS	4

6	FURTHER ASSURANCES	5

7	FEES AND EXPENSES	6

8	NOTICES	6

9	SUPPLEMENTAL	6

10	LAW AND JURISDICTION	6

Schedule		8

THIS THIRD SUPPLEMENTAL AGREEMENT is made on 30th December 2015

BETWEEN

(1)	IRIS SHIPPING CORPORATION and JASMINE SHIPPING CORPORATION as Borrowers;

(2)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Lender; and

(3)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as Agent, Account Bank and Security Trustee.

BACKGROUND

(A)	By a Loan Agreement dated 20 December 2013 (as amended by a letter dated 13 May 2015 and a second supplemental agreement dated 3 December 2015) and made between the parties hereto, the Lender made available to the Borrowers a term loan of up to USD22,500,000.

(B)	The Banks have made a request to the Borrowers that the Borrowers provide security additional to the security already provided to the Banks pursuant to the Loan Agreement.

(C)	This Agreement sets out the terms and conditions on which the Borrowers agree, with effect on and from the Effective Date, at the request of the Banks, to provide security additional and sets out the consequential amendments to the Loan Agreement.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Aramis Facility Agreement” means the loan agreement dated 30 September 2010 (as amended by a supplemental agreement dated 28 January 2011 and as transferred to Crédit Agricole Corporate and Investment Bank pursuant to an assignment and assumption agreement dated 14 December 2012 made between Emporiki Bank of Greece S.A. and Crédit Agricole Corporate and Investment Bank and as amended by supplemental agreements dated 19 March 2013 and 3 December 2015) made between the Collateral Owner as borrower and Crédit Agricole Corporate and Investment Bank as lender in respect of a loan facility of up to USD40,000,000;

“Collateral General Assignment” means, in respect of the Collateral Vessel, the second priority deed of assignment of its earnings, insurances and requisition compensation executed or to be executed by the Collateral Owner in favour of the Security Trustee in such form as the Agent and the Majority Lenders may require in their sole discretion;

“Collateral Guarantee” means the unconditional, irrevocable and on demand guarantee of the obligations of the Borrowers under the Loan Agreement and the other Security Documents executed or to be executed by the Collateral Owner in such form as the Agent and the Majority Lenders may require in their sole discretion;

“Collateral Manager” means, as at the date of this Agreement, Navios Shipmanagement Inc., a corporation incorporated in the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 or any other person approved in writing by the Agent as the manager of the Collateral Vessel;

“Collateral Manager’s Undertaking” means the second priority undertaking and assignment executed or to be executed by the Collateral Manager in favour of the Security Trustee in respect of the Collateral Vessel, in such form as the Agent and the Majority Lenders may require in their sole discretion;

“Collateral Mortgage” means the second preferred mortgage of the Collateral Vessel executed or to be executed by the Collateral Owner in favour of the Security Trustee in such form as the Agent and the Majority Lenders may require in their sole discretion;

“Collateral Security Documents” means, together:

(a)	the Collateral Guarantee;

(b)	the Collateral Mortgage;

(c)	the Collateral General Assignments; and

(d)	the Collateral Manager’s Undertakings

and, in the singular, means any of them;

“Effective Date” means the Banking Day on which all the conditions precedent referred to in Clause 3.1 have been fulfilled (or such other date as the Banks may agree with the Borrower); and

“Loan Agreement” means the Loan Agreement dated 20 December 2013 (as amended) referred to in Recital (A).

Words and expressions defined in the Schedule to this Agreement shall have the meanings given to them therein as if set out in full in this Clause 1.2.

1.3	Application of construction and interpretation provisions of Loan Agreement. Clauses 1.3 to 1.6 (inclusive) of the Loan Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE BANKS

2.1	Agreement. The Banks agree to the amendments to the Loan Agreement set out in Clause 5.1 on condition that the Security Trustee, or its authorised representative, has received the documents and evidence specified in Clause 3.1 in form and substance satisfactory to the Security Trustee.

2.2	Effective Date. The agreement of the Banks contained in Clause 2.1 shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

3.1	Conditions precedent. The conditions referred to in Clause 2.1 are that the Security Trustee, or its authorized representative, shall have received the following documents:

(a)	Certified Copies of all documents which evidence or relate to the constitution of each Borrower and the Collateral Owner and its current corporate existence;

(b)	(i)	Certified Copies of resolutions of the directors of each Borrower and the Collateral Owner approving such of this Agreement and the Collateral Security Documents to which such Borrower or the Collateral Owner is a party and authorising the execution and delivery thereof and performance of the relevant Borrower’s or the Collateral Owner’s obligations thereunder, additionally certified by an officer of the relevant Borrower or the Collateral Owner as having been duly passed at a duly convened meeting of the directors of the relevant Borrower or the Collateral Owner and not having been amended, modified or revoked and being in full force and effect; and

	(ii)	originals or Certified Copies of any powers of attorney issued by the Borrowers or the Collateral Owner pursuant to such resolutions;

(c)	a list of directors and officers of each Borrower and the Collateral Owner specifying the names and positions of such persons, certified by an officer of the relevant Borrower or the Collateral Owner to be true, complete and up to date;

(d)	the Collateral Security Documents duly executed and delivered;

(e)	duly executed notices of assignment required by the terms of the Collateral Security Documents and in the forms prescribed by those Collateral Security Documents and any other documents required to be delivered pursuant thereto;

(f)	evidence that the Collateral Mortgage has been duly registered against the Collateral Vessel as a valid second preferred Panamanian ship mortgage in accordance with the laws of Panama;

(g)	opinions of the Agent’s nominated special legal advisers in respect of the laws of the Marshall Islands;

(h)	opinions of the Agent’s nominated special legal advisers in respect of the laws Panama;

(i)	documentary evidence that the agent for service of process named in clause 20.2.1 of the Loan Agreement has accepted its appointment in respect of the Collateral Security Documents;

(j)	any further opinions, consents, agreements and documents in connection with this Agreement and the Security Documents which the Agent may request by notice to the Borrowers; and

(k)	the endorsement at the end of this Agreement signed by each Security Party (other than the Borrowers and the Collateral Owner).

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement representations and warranties. Each Borrower represents and warrants to each Bank that the representations and warranties in Clause 7 of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO LOAN AGREEMENT AND OTHER SECURITY DOCUMENTS

5.1	Specific amendments to Loan Agreement. With effect on and from the Effective Date the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	by adding in Clause 1.2 thereof each of the definitions in Clause 1.2 of this Agreement (other than the definitions of “Effective Date” and “Loan Agreement”);

(b)	by deleting in the definition of “Owner” in Clause 1.2 thereof, the words “and in the plural means both of them” and adding, after the words “(ii) Vessel B, Jasmine”, the words:

“and (iii) the Collateral Vessel, the Collateral Owner,

and in the plural means all of them;”;

(c)	by adding in the definition of “Security Party” in Clause 1.2 thereof, after the words “the Shareholder” the words “, the Collateral Owner”;

(d)	by deleting in the definition of “Vessel” in Clause 1.2 thereof, the words “and in the plural means both of them” and adding, after the words “the Vessel B” the words “the Collateral Vessel and in the plural means all of them”;

(e)	by construing the definitions of “Mortgage”, “General Assignment”, “Corporate Guarantee” and “Manager’s Undertakings” to include the Collateral Mortgage, the Collateral General Assignment, the Collateral Guarantee and the Collateral Manager’s Undertaking respectively;

(f)	by adding in clause 8.2.2 after the words “or other engagement concerning the Relevant Vessel” the words “and, in relation to the Collateral Vessel, by deducting the amounts secured by any mortgage ranking above the Collateral Mortgage;

(g)	by adding a new clause 10.1.29 as follows:

“10.1.29 Aramis Facility Agreement: there shall occur a default (howsoever therein defined) under the Aramis Facility Agreement.”; and

(h)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

5.2	Amendments to Security Documents. With effect on and from the date hereof each of the Security Documents other than the Loan Agreement, shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	the definition of, and references throughout each of the Security Documents to, the Loan Agreement and any of the other Security Documents shall be construed as if the same referred to the Loan Agreement and those Security Documents as amended and supplemented by this Agreement; and

(b)	by construing references throughout each of the Security Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Security Documents as amended and supplemented by this Agreement.

5.3	Security Documents to remain in full force and effect. The Security Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Security Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Borrowers’ obligation to execute further documents etc. The Borrowers shall, and shall procure that any other party to any Security Document shall:

(a)	execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, specify; and

(b)	effect any registration or notarisation, give any notice or take any other step, which the Agent may, by notice to the Borrowers or other party, specify,

for any of the purposes described in Clause 6.2.

6.2	Purposes of further assurances. Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Lender intended should be created by or pursuant to the Loan Agreement or any other Security Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

6.3	Terms of further assurances. The Agent may specify the terms of any document to be executed by the Borrowers or any other party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Agent considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrowers shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Additional corporate action. At the same time as the Borrowers or any other party delivers to the Agent any document executed under Clause 6.1(a), that Borrower or such other party shall also deliver to the Agent a certificate signed by 2 of that Borrower’s or that other party’s directors which shall:

(a)	set out the text of a resolution of that Borrower’s or that other party’s directors specifically authorising the execution of the document specified by the Agent, and

(b)	state that either the resolution was duly passed at a meeting of the directors validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under that Borrower’s or that other party’s articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Expenses. The provisions of clause 5 (Fees and Expenses) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	NOTICES

8.1	General. The provisions of clause 17 (Notices and other matters) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts. This Agreement may be executed in any number of counterparts.

9.2	Third party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Incorporation of the Loan Agreement provisions. The provisions of clauses 19 (Governing Law) and 20 (Jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

SIGNED as a deed for and on behalf of	)
IRIS SHIPPING CORPORATION	)
by TODD JOHNSON	) /s/ Todd Johnson
(as Borrower))

SIGNED as a deed for and on behalf of	)
JASMINE SHIPPING CORPORATION	)
By TODD JOHNSON	) /s/ Todd Johnson
(as Borrower))

SIGNED by Robin Parry	)
for and on behalf of	)
CRÉDIT AGRICOLE CORPORATE	) /s/Robin Parry
AND INVESTMENT BANK	)
(as Lender))

SIGNED by Robin Ray	)
for and on behalf of	)
CRÉDIT AGRICOLE CORPORATE	) /s/Robin Parry
AND INVESTMENT BANK	)
(as Agent, Account Bank	)
and Security Trustee))

Witness to all the above signatures	)
Name: Victoria Liaou	)
Address:	) /s/Victoria Liaou
47-49 Akti Miaouli	)
Piraeus, Greece	)

We on this 30th day of December 2015 hereby confirm and acknowledge that we have read and understood the terms and conditions of the above Third Supplemental Agreement and agree in all respects to the same and confirm that the Security Documents to which we are a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement (as amended by the Third Supplemental Agreement) and shall, without limitation, secure the Loan.

/s/ Anna Kalathakis - Chief Legal Risk Officer

For and on behalf of
NAVIOS MARITIME HOLDINGS INC.

/s/ George Achniotis - Director

For and on behalf of
NAVIOS ASIA LLC

/s/ Anna Kalathakis - Director

For and on behalf of
NAVIOS SHIPMANAGEMENT INC.